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                                                                    EXHIBIT 4.1

                             [RSTAR CORPORATION LOGO]


COMMON STOCK                                                       COMMON STOCK
NUMBER                                                             SHARES
C-



THIS CERTIFICATE IS TRANSFERABLE IN                    CUSIP 74973F 10 4
  NEW YORK, NY OR CANTON, MA                 SEE REVERSE FOR CERTAIN DEFINITIONS


               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE




THIS CERTIFIES THAT



IS THE RECORD HOLDER OF



      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF
                               rSTAR CORPORATION

transferable only on the books of the Corporation by the Holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate not valid until countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


/s/ David Wallace                                     /s/ Lance Mortensen
---------------------                                 -----------------------
SECRETARY                                             CHAIRMAN OF THE BOARD


         (rSTAR CORPORATION, CORPORATE SEAL JULY 22, 1999 DELAWARE)


Countersigned and Registered:
FLEET NATIONAL BANK


/s/ Timothy D. Ryan
------------------------


Transfer Agent and Registrar


Authorized Officer



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                                 rSTAR CORPORATION

    Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common          UNIF GIFT MIN ACT--_____Custodian_____
TEN ENT -- as tenants by the                            (Cust)          (Minor)
           entireties                    under Uniform Gifts to Minors Act_____
JT TEN  -- as joint tenants with                                        (State)
           right of survivorship         UNIF TRF MIN ACT--_____Custodian(until
           and not as tenants in                          (Cust)       age____)
           common                        _________under Uniform Transfers
                                         (Minor)
                                         to Minors Act____________________
                                                           (State)


Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,___________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________


                                               X________________________________

                                               X________________________________
                                        NOTICE: THE SIGNATURE(S) TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME(S) AS WRITTEN UPON
                                                THE FACE OF THE CERTIFICATE IN
                                                EVERY PARTICULAR WITHOUT
                                                ALTERATION OR ENLARGEMENT OR ANY
                                                CHANGE WHATEVER.


Signature(s) Guaranteed




By_____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.